Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
Loss from operations before income taxes was as follows (in thousands):

	Years Ended December 31,
	2018	2017
U.K.	$(3,647)	$(1,297)
U.S.	(9,976)	(9,335)
	$(13,623)	$(10,632)

Income tax (expense) benefit consists of the following (in thousands):

	Years Ended December 31,
	2018	2017
Current tax (expense) benefit
U.K.	$—	$—
U.S. federal	—	108
U.S. state and local	(4)	—
Total current tax (expense) benefit	(4)	108
Deferred tax (expense) benefit
U.K.	—	—
U.S. federal	—	—
U.S. state and local	—	—
Total deferred tax benefit	—	—
Income tax (expense) benefit	$(4)	$108

A reconciliation of income tax benefit from continuing operations as reflected in the financial statements was as follows:

	Years Ended December 31,
	2018	2017
Income tax expense at U.K. statutory rate	19.0%	19.3%
Foreign rate differential	0.9	11.4
State taxes, net of federal benefit	5.8	5.8
Permanent differences	—	(0.1)
Tax Cuts and Jobs Act	—	(79.4)
Change in valuation allowance	(28.5)	43.5
Other	2.8	0.5
Effective tax rate	—	1.0%

The principal components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2018	2017
Deferred income tax assets:
Net operating losses	$18,409	$15,261
Property and equipment	3	29
Accrued expenses and other	158	115
Tax credits	626	626
Valuation allowances	(19,196)	(16,031)
Deferred income tax assets, net	$—	$—

As of December 31, 2018, the Company had net operating loss (NOL) carry forwards of $14.5 million from its operations in the U.K., which are available to reduce certain future U.K. taxable income. As of December 31, 2018, the Company had U.S. federal and state NOLs of $68.8 million and $19.0 million, respectively. The Company has U.S. research and development credits of $0.6 million and refundable U.S. Alternative Minimum Tax credits of $0.1 million. The U.S. NOLs may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three‑year period in excess of 50%. This could limit the amount of NOLs and credits that the Company can utilize annually to offset future U.S. taxable income or tax liabilities, if any. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. While a comprehensive analysis has not been completed, the Company believes that the private placement completed in October 2017 likely caused an ownership change which would give rise to the limitations on the federal and state NOLs. These federal and state carry forwards will begin to expire in 2020 through 2038.
ASC 740, Income Taxes, requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against its deferred tax assets at December 31, 2018 and 2017 because the Company’s management has determined that is it more likely than not that these assets will not be fully realized. The Company experienced a net increase in the valuation allowance of $3.2 million for the year ended December 31, 2018, primarily due to the increase in net operating losses generated.
The Company files income tax returns in the U.K., the U.S., and various states within the U.S. In the normal course of business, the Company is subject to examination by federal, state and foreign jurisdictions, where applicable. The Company’s tax years in the U.S. are still open under statute from 2015 to present. However, applicable taxing authorities may review and adjust tax credit or NOL carryforwards generated in closed years that are utilized in open years.
The Company’s policy is to record interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2018 and 2017, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to, reducing the top U.S. federal corporate tax rate from 35% to 21%; requiring companies to pay a onetime transition tax on certain un-repatriated earnings of foreign subsidiaries; generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries; requiring a current inclusion in U.S. federal taxable income of certain earnings of controlled foreign corporations; eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized; creating the base erosion anti-abuse tax (BEAT), a new minimum tax; creating a new limitation on deductible interest expense; and changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017.
The Tax Act reduced the Company's U.S. corporate income tax rate from 35% to 21%, effective January 1, 2018. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% under the Tax Act, the Company revalued its ending net deferred tax assets and liabilities at December 31, 2017.
The Tax Act provided for a one-time transition tax on the deemed repatriation of post-1986 undistributed foreign subsidiary earnings and profits (E&P). The Company has minimal operations at their controlled foreign corporation and, as such, had no transition tax liability.
The global intangible low-taxed income tax and base erosion provisions are effective for taxable years beginning after December 31, 2017. The Company does not currently expect these provisions to have a material impact on its tax rate as there is minimal activity at their controlled foreign corporations and they are currently below the gross receipts threshold for purposes of the base erosion provisions.
Due to the timing of the new tax law and the substantial changes it brings, the Staff of the U.S. Securities and Exchange Commission (the SEC) issued Staff Accounting Bulletin No. 118 (SAB 118), which provides registrants a measurement period to report the impact of the new U.S. tax law. During the measurement period, provisional amounts for the effects of the law are recorded to the extent a reasonable estimate can be made. The accounting for the income tax effects of the Tax Reform Act is complete as of December 31, 2018. There has been no material difference in actual amounts recorded compared to those recorded as provisional. The Company will continue to monitor for future updates to guidance or interpretations issued by the IRS.